Equity Method Investments	12 Months Ended
Dec. 31, 2011
Equity Method Investments and Joint Ventures [Abstract]
Equity Method Investments Disclosure [Text Block]
Note 5.	Equity Method Investments

As of December 31, 2010 and 2011, equity method investments consisted of the following:

	December 31,
	2010		2011
	Amount	Holding %	Amount	Holding %

Hangzhou Crystal Display Technology Co., Ltd.	$125	30.00	-	-
Create Electronic Optical Co., Ltd.	744	21.11	439	21.11
	$869		439

Investments accounted for under the equity method consist of Hangzhou Crystal Display Technology Co., Ltd. (Crystal, newly incorporated in May, 2009) that were purchased in June 2009 and Create Electronic Optical Co., Ltd. (C.E.O.) that were purchased in March 2010. Crystal is LCOS project module company and C.E.O. is a camera module supplier.

The Company disposed of Crystal equity to its other shareholders in June 2011 and resulted in $ 313 thousand gain on disposal of Crystal, which was presented in other income in the accompanying consolidated statement of income.

At investment date, the difference between the carrying amount of the Company’s investment in C.E.O. and the underlying equity in the net assets of C.E.O. was $370 thousand which was resulting from C.E.O.’s identifiable intangible assets and was amortized over 3 years. At the December 31, 2011, the excess of cost of such investment in C.E.O. over the Company’s share of the net assets of C.E.O. was $162 thousand.

As of December 31, 2011, it was not practicable for management to estimate the fair value of the Company’s investments in C.E.O. due to the lack of quoted market price and the inability to estimate the fair value without incurring excessive costs. However, management identified no events or changes in circumstance that may significantly affect the Company’s ability on recovering the carrying values of the investment.